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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report: July 1, 2000 (Date of earliest event reported):

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                           0-19922                             13-3532663
(State or other jurisdiction of             (Commission File                    (IRS Employer
 of incorporation)                           Number)                            Identification No.)
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                 150 CLOVE ROAD, LITTLE FALLS, NEW JERSEY 07424
                    (Address of principal executive offices)
                                 (973) 812-8600
              (Registrant's telephone number, including area code)


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Item 2.           Acquisition or Disposition of Assets.

                  On July 1, 2000, pursuant to a Stock Purchase Agreement dated as of May 26, 2000 (the "Stock Purchase Agreement") between PRIMEDIA INC. ("PRIMEDIA") and the registrant, the registrant acquired from PRIMEDIA all of the issued and outstanding shares of the capital stock (the "Shares") of Pictorial Holdings, Inc., the parent company of Pictorial, Inc. ("Pictorial"). Pictorial is a provider of pre-licensing and continuing education training materials for insurance carriers, agencies and agents. The total consideration paid to PRIMEDIA at the closing was $129,000,000 in cash, of which $25,000,000 in cash was paid for a covenant not to compete and $500,000 in cash was paid for certain transition services which PRIMEDIA will perform for the registrant for the balance of the calendar year 2000. The consideration paid by the registrant for the Shares is subject to a post-closing adjustment based upon a determination after the closing date of assets and liabilities of Pictorial as of the closing date. The purchase price was determined by arms'-length negotiation between the registrant and PRIMEDIA and took into account Pictorial's historical business and financial performance and prospects, multiples of revenues and earnings paid for businesses in similar industries and the registrant's assessment of the future value of the Pictorial business to the businesses of the registrant and its subsidiaries. The source of the registrant's funds for the consideration paid to PRIMEDIA was available cash of the registrant and a borrowing by the registrant under its existing Credit Agreement, dated as of June 30, 1999, among the registrant, the lenders from time to time parties thereto, The Chase Manhattan Bank, BankOne, First Union National Bank and Fleet Bank, National Association, as co-agents thereunder, and The Bank of New York, as Administrative Agent. The business of Pictorial will be added to the businesses of the registrant's subsidiary, BISYS Education Services, Inc.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(a)               Financial Statements of Business Acquired

                           Audited consolidated financial statements of
                  Pictorial Holdings, Inc. for the year ended December 31, 1999.

(b)               Pro Forma Financial Information

                           Pro forma consolidated balance sheet of the
                  registrant at June 30, 2000 and pro forma consolidated statement of operations of the registrant for the fiscal year ended June 30, 2000.

                  The registrant intends to file the financial statements and pro forma financial information required by this item by amendment to this report not later than 60 days after the date on which this report was required to be filed.

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(c)               Exhibits
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2.1               Stock Purchase Agreement dated as of May 26, 2000 between
                  PRIMEDIA Inc. and The BISYS Group, Inc.

99.1              Press release of  The BISYS Group, Inc. dated June 1, 2000.

99.2              Press release of The BISYS Group, Inc. dated July 5, 2000.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  THE BISYS GROUP, INC.
                                  (Registrant)


                                  By:/s/ Lynn J. Mangum
                                     -------------------------------
                                     Lynn J. Mangum
                                     Chairman and Chief Executive Officer


Dated:  July 13, 2000


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                                INDEX TO EXHIBITS

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
Exhibit No.                        Description
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
2.1               Stock Purchase Agreement dated as of May 26, 2000 between
                  PRIMEDIA Inc. and The BISYS Group, Inc. (Schedules omitted but will be furnished supplementally to the Commission upon request).

99.1              Press release of The BISYS Group, Inc. dated June 1, 2000.

99.2              Press release of The BISYS Group, Inc. dated July 5, 2000.

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